SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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[ ]	Preliminary information statement	[ ]	Confidential, for use of the Commission only (as
permitted by Rule 14c-5(d) (2)).
X	Definitive information statement

Delaware Group® Adviser Funds
Delaware Group® Government Fund
Delaware Group® Income Funds
Delaware Group® Limited-Term Government Funds

(Name of Registrant as Specified in Its Charter)

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DELAWARE GROUP® ADVISER FUNDS
Delaware Diversified Income Fund

DELAWARE GROUP GOVERNMENT FUND
Delaware Emerging Markets Debt Fund
Delaware Strategic Income Fund

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware Floating Rate Fund
Delaware High-Yield Opportunities Fund

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Diversified Income Fund

2005 Market Street
Philadelphia, PA 19103-7094

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Boards of Trustees (“Trustees” or “Board”) of Delaware Group Adviser Funds, Delaware Group Government Fund, Delaware Group Income Funds, and Delaware Group Limited-Term Government Funds (each, a “Trust” and collectively, the “Trusts”) to inform shareholders of the funds listed above (each, a “Fund” and collectively, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangements. The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company (“DMC” or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”). WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about June 28, 2019 to shareholders of record of the Delaware Diversified Income Fund as of June 3, 2019 (the “Diversified Income Fund Record Date”) and to shareholders of record of each other Fund as of June 13, 2019 (the “Additional Record Date” and together with the Diversified Income Fund Record Date, the “Record Dates”). The Joint Information Statement is being made available on the Funds’ website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

INTRODUCTION

The Manager is the investment manager to each series of the Trusts, including the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trusts or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trusts, and certain affiliates requested and received an exemptive order from the SEC on Jan. 17, 2017 (the “SEC Order”). The SEC Order exempts the Manager, the Trusts and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trusts without shareholder approval. The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, the Board, including a majority of the Trustees who are not “interested persons” of the Trusts or of the Manager (the “Independent Trustees”), approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to provide certain sub-advisory services to the Funds (each, a “Sub-Advisor” and collectively, the “Sub-Advisors”). MIMAK, MIMEL, and MIMGL are affiliates of the Manager. The sub-advisory agreements between each of MIMAK, MIMEL, and MIMGL, and DMC, on behalf of the Funds (the “Sub-Advisory Agreements”) are described in further detail below.

The Trusts and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that, within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding MIMAK, MIMEL, and MIMGL and the Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 2005 Market Street, Philadelphia, PA 19103-7094, and is a series of Macquarie Investment Management Business Trust, which is an indirect subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), which in turn is an indirect subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to an investment management agreement dated Jan. 4, 2010 between the Trusts and the Manager (the “Management Agreement”). The Management Agreement was most recently renewed by the Board, including a majority of the Independent Trustees, at a meeting on Aug. 16, 2018. The Trusts employ the Manager to generally manage the investment and reinvestment of the assets of the Funds. In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the Management Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities and cash held by the Funds. The Management Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objectives, policies, and restrictions. Under the Management Agreement, the Trusts will bear the expenses of conducting its business. In addition, the Manager pays the salaries of all officers and Trustees of the Trusts who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year for each of the Funds, the Funds paid investment management fees to the Manager as described in Exhibit B.

The key executives and each trustee of the Manager and their principal occupations are: Shawn K. Lytle, Chief Executive Officer and President; Roger A. Early, Trustee/Executive Director, Head of Fixed Income–America; David F. Connor, Trustee and Senior Vice President/General Counsel/Secretary; Richard Salus, Global Head of Fund Administration/Trustee; Brian L. Murray, Senior Vice President/Global Chief Compliance Officer; Dominic B. Janssens, Global Chief Operations Officer (through July 31, 2019); Michael F. Capuzzi, US Chief Operations Officer (as of July 31, 2019); and Caroline Marull, Asia Pacific Chief Operations Officer (as of July 31, 2019). The address of each person listed is 2005 Market Street, Philadelphia, PA 19103-7094.

THE NEW SUB-ADVISORS

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMAK and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMAK and the Manager is effective May 30, 2019.

MIMAK does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMAK are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMAK, is Kaerntner Strasse 28, 1010 Vienna, Austria:

Name	Position
Rene Kreisl	Chief Compliance Officer and Director
Gerhard Aigner	Director
Konrad Kontriner	Director

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMEL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMEL and compensates MIMEL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMEL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMEL and the Manager is effective May 30, 2019.

MIMEL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMEL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMEL, is 28 Ropemaker Street, London, England:

Name	Position
David Fass	Director
Stephen Haswell	Director
Graham McDevitt	Director
Alison Wood	Chief Compliance Officer
Kathryn Burgess	Director

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. As of Dec. 31, 2018, MIM managed more than $234.5 billion in assets for institutional and individual clients.

Although MIMGL serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge. The Manager has entered into a separate sub-advisory agreement with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Funds. There will be no increase in the advisory fees paid by the Funds to the Manager as a consequence of the appointment of MIMGL and the implementation of the Sub-Advisory Agreement. The Sub-Advisory Agreement between MIMGL and the Manager is effective May 30, 2019.

MIMGL does not serve as an investment advisor or sub-advisor to any registered investment company which has an investment objective(s) similar to the investment objective(s) of any of the Funds.

The names and principal occupations of the principal executive officers and/or directors of MIMGL are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MIMGL, is 50 Martin Place, Sydney, Australia:

Name	Position
Megan Aubrey	Director
Brett Lewthwaite	Director
Grant Stephens	Director
Bruce Terry	Director
Nicholas Allton	Chief Legal Officer
Kean Lim	Chief Compliance Officer
Rajiv Gohil	Director

ADDITIONAL SERVICES TO BE PROVIDED BY AFFILIATES UNDER SUB-ADVISORY ARRANGEMENTS FOR THE FUNDS

The Sub-Advisory Agreements were approved by the Board. Under the Sub-Advisory Agreements, and in accordance with applicable laws and regulations, MIMAK, MIMEL, and MIMGL agree to provide the Manager with all books and records relating to the transactions it executes and render for presentation to the Board such reports as the Board may reasonably request. The Sub-Advisory Agreements provide for the Manager to pay MIMAK, MIMEL, and MIMGL a fee based on the extent to which a Sub-Advisor provides services to the Funds. MIMAK, MIMEL, and MIMGL are compensated from the fees that the Manager received from the Funds.

The Sub-Advisory Agreements may be terminated at any time, without the payment of a penalty, by: (i) the Manager with written notice to MIMAK, MIMEL, and/or MIMGL; (ii) the Trusts pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, with written notice to MIMAK, MIMEL, and/or MIMGL; or (iii) MIMAK, MIMEL, or MIMGL with written notice to the Manager and the Trusts, each on not less than 60 days’ notice to the required parties.

The Sub-Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, each of MIMAK, MIMEL, or MIMGL, any of their affiliates, or any of their controlling persons, members, officers, directors, employees or agents, will not be liable for any action or omission connected with rendering services, or for any losses that may be sustained in connection with its activities as Sub-Advisor to the Funds.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK and MIMGL, including its personnel, operations and financial condition, which had been provided by MIMEL, MIMAK and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK and MIMGL; information concerning MIMEL’s, MIMAK’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to the Funds. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Funds’ strategy to the Sub-Advisors who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Funds’ named portfolio managers will continue to retain principal responsibility for the Funds’ strategies and investment processes and be primarily responsible for the day-to-day management of the Funds’ portfolios. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Funds and their shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Funds and their shareholders.

Investment performance. In regard to the appointment of the Sub-Advisors for the Funds, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Funds would retain principal responsibility for the Funds’ strategies as described above. In addition, the Board considered that the Sub-Advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Funds as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Funds, and that the management fee paid by the Funds to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Funds, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Funds was not available because it had not begun to provide services to the Funds. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Funds, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Funds and their shareholders through investment management fee breakpoints in DMC’s fee schedule for the Funds so that as the Funds grows in size, its effective investment management fee rate declines.

GENERAL INFORMATION

Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trusts’ shares under an amended and restated Distribution Agreement dated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares of the Funds under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI, and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Trusts’ shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data. DIFSC is an affiliate of the Manager, and is an indirect subsidiary of MMHI and, therefore, of Macquarie.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to any affiliated broker.

Shares Outstanding

The table in Exhibit C shows as of June 3, 2019, as to the Delaware Diversified Income Fund, and as of June 13, 2019, as to each of the other Funds, the number of shares outstanding.

Record of Beneficial Ownership

As of May 31, 2019, the Manager believes that there were no beneficial owners holding 5% or more of the total outstanding shares of any Class of shares of each Fund other than those listed on Exhibit D. As of May 31, 2019, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the applicable Record Date, unless a Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary. or calling the Delaware Funds by Macquarie Service Center at 800 523-1918. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Funds’ service agent, by calling the Funds’ service agent.

Financial Information

Shareholders can obtain a copy of the Funds’ most recent Annual and Semiannual Reports, without charge, by contacting your financial intermediary, or calling the Delaware Funds by Macquarie Service Center at 800 523-1918.

EXHIBIT A

As compensation for services rendered under the Management Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Fund	Management Fee (annual rate as a percentage of average
daily net assets)
Delaware Diversified Income Fund	0.55% on the first $500 million
0.50% on the next $500 million
0.45% on the next $1.5 billion
0.425% of the average daily net assets in excess of $2.5 billion
Delaware Emerging Markets Debt	0.75% on the first $500 million
Fund	0.70% on the next $500 million
0.65% on the next $1.5 billion
0.60% on assets in excess of $2.5 billion
Delaware Strategic Income Fund	0.55% on the first $500 million
0.50% on the next $500 million
0.45% on the next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Corporate Bond Fund	0.50% on the first $500 million
0.475% on the next $500 million
0.45% on the next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Extended Duration Bond	0.55% on the first $500 million
Fund	0.50% on the next $500 million
0.45% on the next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware Floating Rate Fund	0.50% on the first $500 million
0.475% on the next $500 million
0.45% on the next $1.5 billion
0.425% on assets in excess of $2.5 billion
Delaware High-Yield Opportunities	0.65% on the first $500 million
Fund	0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% on assets in excess of $2.5 billion
Delaware Limited-Term Diversified	0.50% on the first $500 million
Income Fund	0.475% on the next $500 million
0.45% on the next $1.5 billion
0.425% of the average daily net assets in excess of $2.5 billion

EXHIBIT B

During the fiscal year indicated, the Funds paid the following investment management fees to the Manager:

Fund	Fiscal Year End	Management
		Fees Paid
Delaware Diversified Income Fund	October 31, 2018	$15,560,317
Delaware Emerging Markets Debt Fund	July 31, 2018	$3,233
Delaware Strategic Income Fund	July 31, 2018	$62,374
Delaware Corporate Bond Fund	July 31, 2018	$5,087,779
Delaware Extended Duration Bond Fund	July 31, 2018	$2,888,572
Delaware Floating Rate Fund	July 31, 2018	$1,193,605
Delaware High-Yield Opportunities Fund	July 31, 2018	$1,290,041
Delaware Limited-Term Diversified Income Fund	December 31, 2018	$1,511,208

EXHIBIT C

NUMBER OF SHARES OF EACH FUND OUTSTANDING

AS OF JUNE 3, 2019

Fund	Class	Shares Outstanding
Delaware Diversified Income Fund	A	82,863,477.910
	C	36,695,324.199
	I	300,655,563.787
	R	4,622,390.845
	R6	2,510,350.559

AS OF JUNE 13, 2019

Fund	Class	Shares Outstanding
Delaware Emerging Markets Debt Fund	A	8,320.005
	C	5,561.258
	I	2,749,740.674
	R	313.425
Delaware Strategic Income Fund	A	3,875,669.122
	C	350,405.637
	I	2,046,436.920
	R	510,033.095
Delaware Corporate Bond Fund	A	28,557,572.60
	C	11,799,776.363
	I	99,990,140.435
	R	2,912,378.876
	R6	362.443
Delaware Extended Duration Bond Fund	A	19,273,481.023
	C	2,182,552.247
	I	67,176,020.977
	R	1,776,432.925
	R6	7,082,115.108
Delaware Floating Rate Fund	A	4,764,867.441
	C	3,164,254.009
	I	10,620,529.152
	R	7,302.182
Delaware High-Yield Opportunities Fund	A	32,492,196.371
	C	5,801,661.396
	I	12,064,007.040
	R	1,279,223.539
Delaware Limited-Term Diversified Income Fund	A	16,953,500.375
	C	6,395,978.284
	I	32,099,936.107
	R	262,678.746
	R6	314,504.654

EXHIBIT D

As of May 31, 2019, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Funds.

Class	Fund	Name and Address of Beneficial	Total Share	Percentage of
		Owner	Balance	the Class
A	DELAWARE	LPL FINANCIAL	4,632,216.876	5.59%
	DIVERSIFIED	OMNIBUS CUSTOMER
	INCOME FUND	ACCOUNT
ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
A	DELAWARE	MLPF&S FOR THE SOLE	12,968,111.463	15.66%
	DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
A	DELAWARE	NATIONAL FINANCIAL	16,219,984.130	19.59%
	DIVERSIFIED	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE	WELLS FARGO CLEARING SVCS	4,349,053.144	5.25%
	DIVERSIFIED	LLC
	INCOME FUND	SPECIAL CUSTODY ACCT FOR
THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
C	DELAWARE	MLPF&S FOR THE SOLE	7,007,306.623	19.10%
	DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
C	DELAWARE	MORGAN STANLEY SMITH	5,344,778.470	14.57%
	DIVERSIFIED	BARNEY LLC
	INCOME FUND	FOR THE EXCLUSIVE
BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
C	DELAWARE	NATIONAL FINANCIAL	4,062,828.516	11.08%
	DIVERSIFIED	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310

C	DELAWARE	PERSHING LLC	2,040,012.821	5.56%
	DIVERSIFIED	1 PERSHING PLAZA
	INCOME FUND	JERSEY CITY NJ 07399-0002
C	DELAWARE	UBS WM USA	4,386,512.563	11.96%
	DIVERSIFIED	SPEC CDY A/C EXL BEN
	INCOME FUND	CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086
C	DELAWARE	WELLS FARGO CLEARING SVCS	4,781,456.564	13.03%
	DIVERSIFIED	LLC
	INCOME FUND	SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
I	DELAWARE	SEI PRIVATE TRUST COMPANY	24,513,954.534	8.15%
	DIVERSIFIED	C/O TIAA SWP
	INCOME FUND	1 FREEDOM VALLEY DRIVE
		OAKS PA 19456
I	DELAWARE	LPL FINANCIAL	59,313,638.651	19.72%
	DIVERSIFIED	OMNIBUS CUSTOMER
	INCOME FUND	ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
I	DELAWARE	MLPF&S FOR THE SOLE	29,861,120.815	9.93%
	DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
I	DELAWARE	MORGAN STANLEY SMITH	19,065,587.820	6.34%
	DIVERSIFIED	BARNEY LLC
	INCOME FUND	FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004
I	DELAWARE	NATIONAL FINANCIAL	50,230,446.427	16.70%
	DIVERSIFIED	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
I	DELAWARE	RAYMOND JAMES	20,378,445.515	6.78%
	DIVERSIFIED	OMNIBUS FOR MUTUAL FUNDS
	INCOME FUND	ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713

I	DELAWARE	UBS WM USA	33,757,595.027	11.23%
	DIVERSIFIED	SPEC CDY A/C EXL BEN
	INCOME FUND	CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086
I	DELAWARE	WELLS FARGO CLEARING SVCS	20,188,476.461	6.71%
	DIVERSIFIED	LLC
	INCOME FUND	SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
R	DELAWARE	MASSACHUSETTS MUTUAL LIFE	280,379.226	6.11%
	DIVERSIFIED	INSURANCE COMPANY
	INCOME FUND	1295 STATE STREET - MIP M200-
		INVST
		SPRINGFIELD MA 01111
R	DELAWARE	HARTFORD LIFE INSURANCE	966,531.482	21.06%
	DIVERSIFIED	COMPANY
	INCOME FUND	SEPARATE ACCOUNTS
		ATTN UIT OPERATIONS
		PO BOX 2999
		HARTFORD CT 06104-2999
R	DELAWARE	MLPF&S FOR THE SOLE	1,219,512.135	26.57%
	DIVERSIFIED	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
R6	DELAWARE	GREAT-WEST TRUST CO LLC	342,969.308	13.65%
	DIVERSIFIED	TTEE
	INCOME FUND	RECORDKEEPING FOR
		VARIOUS
		BENEFIT PLAN
		8525 E ORCHARD RD
		C/O MUTUAL FUND TRADING
		GREENWOOD VILLAGE CO
		80111
R6	DELAWARE	LINCOLN RETIREMENT	359,388.959	14.31%
	DIVERSIFIED	SERVICES CO
	INCOME FUND	FBO METHODE ELECTRICS
		401K PLAN
		PO BOX 7876
		FORT WAYNE IN 46801
R6	DELAWARE	PIMS/PRUDENTIAL	406,173.868	16.17%
	DIVERSIFIED	RETIREMENT
	INCOME FUND	AS NOMINEE FOR THE TTEE
		CUST PL 300 MORETON
		COMPANIES
		PROFIT SHARING PLAN
		101 SOUTH 200 E STE 300
		SALT LAKE CITY UT 84111

R6	DELAWARE	STATE STREET BANK AND	231,939.037	9.23%
	DIVERSIFIED	TRUST TTEE
	INCOME FUND	CUST FBO ADP ACCESS
PRODUCT
1 LINCOLN ST
BOSTON MA 02111
R6	DELAWARE	BOND STREET CUSTODIANS	226,560.700	9.02%
	DIVERSIFIED	LTD
	INCOME FUND	ACF MACQUARIE GROUP
SERVICES
AUSTRALIA PTY LTD -
MANAGED FUNDS TEAM
GPO BOX 4235
SYDNEY NSW 2001 AUSTRALIA
R6	DELAWARE	DCGT TTEE	154,736.211	6.16%
	DIVERSIFIED	CUST FBO PLIC VARIOUS
	INCOME FUND	RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
A	DELAWARE	CHARLES R FOUGNIES &	927.145	11.13%
	EMERGING	KRISTI L FOUGNIES JTWROS
	MARKETS DEBT	INDIANAPOLIS IN 46278
FUND
A	DELAWARE	PERSHING LLC	2,364.314	28.38%
	EMERGING	1 PERSHING PLAZA
	MARKETS DEBT	JERSEY CITY NJ 07399-0002
FUND
A	DELAWARE	BNYM I S TRUST CO	1,092.486	13.11%
	EMERGING	CUST IRA FBO LYNN C HYDE
	MARKETS DEBT	OREGON CITY OR 97045
FUND
A	DELAWARE	BNYM I S TRUST CO	705.368	8.47%
	EMERGING	CUST ROLLOVER IRA
	MARKETS DEBT	MARY TERESA REGALIS
	FUND	BINGHAMTON NY 13901
A	DELAWARE	BNYM I S TRUST CO	554.777	6.66%
	EMERGING	CUST ROLLOVER IRA
	MARKETS DEBT	ROBERT A REGALIS
	FUND	BINGHAMTON NY 13901
A	DELAWARE	UMB BANK NA	1,861.425	22.34%
	EMERGING	C/F PEMBERTON TOWNSHIP
	MARKETS DEBT	BOE 403B
	FUND	FBO JENNIFER J ENGLAND
TABERNACLE NJ 08088

C	DELAWARE	MACQUARIE MANAGEMENT	301.416	5.42%
	EMERGING	HOLDINGS INC
	MARKETS DEBT	C/O RICK SALUS
	FUND	2005 MARKET ST
PHILADELPHIA PA 19103-7028
C	DELAWARE	PERSHING LLC	4,992.414	89.77%
	EMERGING	1 PERSHING PLAZA
	MARKETS DEBT	JERSEY CITY NJ 07399-0002
FUND
I	DELAWARE	MACQUARIE MANAGEMENT	2,736,153.592	99.51%
	EMERGING	HOLDINGS INC
	MARKETS DEBT	C/O RICK SALUS
	FUND	2005 MARKET ST
PHILADELPHIA PA 19103-7028
R	DELAWARE	MACQUARIE MANAGEMENT	309.466	98.74%
	EMERGING	HOLDINGS INC
	MARKETS DEBT	C/O RICK SALUS
	FUND	2005 MARKET ST
PHILADELPHIA PA 19103-7028
A	DELAWARE	CHARLES SCHWAB & CO INC	213,889.831	5.51%
	STRATEGIC	SPEC CUSTODY ACCT FOR THE
	INCOME FUND	EXCL BNFT OF CUSTS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-
1905
A	DELAWARE	NATIONAL FINANCIAL	359,795.900	9.27%
	STRATEGIC	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE	PERSHING LLC	205,230.014	5.29%
	STRATEGIC	1 PERSHING PLAZA
	INCOME FUND	JERSEY CITY NJ 07399-0002
C	DELAWARE	LPL FINANCIAL	22,160.034	6.31%
	STRATEGIC	OMNIBUS CUSTOMER
	INCOME FUND	ACCOUNT
ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
C	DELAWARE	MLPF&S FOR THE SOLE	84,202.671	23.97%
	STRATEGIC	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246

C	DELAWARE	NATIONAL FINANCIAL	29,717.505	8.46%
	STRATEGIC	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
C	DELAWARE	PERSHING LLC	71,345.880	20.31%
	STRATEGIC	1 PERSHING PLAZA
	INCOME FUND	JERSEY CITY NJ 07399-0002
C	DELAWARE	RAYMOND JAMES	26,996.939	7.68%
	STRATEGIC	OMNIBUS FOR MUTUAL FUNDS
	INCOME FUND	ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
I	DELAWARE	SEI PRIVATE TRUST COMPANY	849,220.318	41.45%
	STRATEGIC	C/O REGIONS
	INCOME FUND	1 FREEDOM VALLEY DRIVE
		OAKS PA 19456
I	DELAWARE	AMERICAN ENTERPRISE	120,904.259	5.90%
	STRATEGIC	INVESTMENT SVC
	INCOME FUND	707 2ND AVE SOUTH
		MINNEAPOLIS MN 55402-2405
I	DELAWARE	NATIONAL FINANCIAL	157,600.370	7.69%
	STRATEGIC	SERVICES LLC
	INCOME FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
I	DELAWARE	LINCOLN RETIREMENT	201,837.873	9.85%
	STRATEGIC	SERVICES CO
	INCOME FUND	FBO MMH INC RETIREMENT
		PLAN
		P.O. BOX 7876
		FORT WAYNE IN 46801-7876
I	DELAWARE	MATRIX TRUST COMPANY TTEE	140,395.404	6.85%
	STRATEGIC	FBO EMPLOYERS MUTUAL
	INCOME FUND	CASUALTY COMPANY
		PHOENIX AZ 85072
R	DELAWARE	MLPF&S FOR THE SOLE	49,405.816	9.67%
	STRATEGIC	BENEFIT OF ITS CUSTOMERS
	INCOME FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246

R	DELAWARE	LINCOLN RETIREMENT	413,481.987	80.93%
	STRATEGIC	SERVICES CO
	INCOME FUND	FBO SANTAFE HEALTHCARE
		P.O. BOX 7876
		FORT WAYNE IN 46801
A	DELAWARE	MLPF&S FOR THE SOLE	3,737,847.731	13.12%
	CORPORATE	BENEFIT OF ITS CUSTOMERS
	BOND FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
A	DELAWARE	NATIONAL FINANCIAL	5,675,498.928	19.92%
	CORPORATE	SERVICES LLC
	BOND FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
A	DELAWARE	PERSHING LLC	2,127,060.455	7.46%
	CORPORATE	1 PERSHING PLAZA
	BOND FUND	JERSEY CITY NJ 07399-0002
A	DELAWARE	WELLS FARGO CLEARING SVCS	1,627,664.659	5.71%
	CORPORATE	LLC
	BOND FUND	SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
C	DELAWARE	MLPF&S FOR THE SOLE	3,914,954.074	32.95%
	CORPORATE	BENEFIT OF ITS CUSTOMERS
	BOND FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
C	DELAWARE	MORGAN STANLEY SMITH	1,235,724.298	10.40%
	CORPORATE	BARNEY LLC
	BOND FUND	FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004
C	DELAWARE	NATIONAL FINANCIAL	787,930.777	6.63%
	CORPORATE	SERVICES LLC
	BOND FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
C	DELAWARE	PERSHING LLC	1,027,696.459	8.65%
	CORPORATE	1 PERSHING PLAZA
	BOND FUND	JERSEY CITY NJ 07399-0002

C	DELAWARE	WELLS FARGO CLEARING SVCS	2,072,843.558	17.45%
	CORPORATE	LLC
	BOND FUND	SPECIAL CUSTODY ACCT FOR
THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
I	DELAWARE	AMERICAN ENTERPRISE	6,425,077.895	6.44%
	CORPORATE	INVESTMENT SVC
	BOND FUND	707 2ND AVE SOUTH
MINNEAPOLIS MN 55402-2405
I	DELAWARE	MLPF&S FOR THE SOLE	50,348,778.770	50.46%
	CORPORATE	BENEFIT OF ITS CUSTOMERS
	BOND FUND	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
I	DELAWARE	NATIONAL FINANCIAL	6,877,883.309	6.89%
	CORPORATE	SERVICES LLC
	BOND FUND	FBO OUR CUSTOMERS
ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
I	DELAWARE	UBS WM USA	9,562,406.935	9.58%
	CORPORATE	SPEC CDY A/C EXL BEN
	BOND FUND	CUSTOMERS OF UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086
R	DELAWARE	MLPF&S FOR THE SOLE	410,262.690	14.28%
	CORPORATE	BENEFIT OF ITS CUSTOMERS
	BOND FUND	ATTENTION: FUND ADMIN
4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
R	DELAWARE	DCGT TTEE	1,686,186.549	58.71%
	CORPORATE	CUST FBO PLIC VARIOUS
	BOND FUND	RETIREMENT PLANS OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
R6	DELAWARE	DELAWARE MANAGEMENT	362.443	100.00%
	CORPORATE	BUSINESS TRUST-DIA
	BOND FUND	ATTN: RICK SALUS
2005 MARKET ST FL 9
PHILADELPHIA PA 19103-7007
A	DELAWARE	MASSACHUSETTS MUTUAL LIFE	4,921,633.613	25.56%
	EXTENDED	INS CO
	DURATION BOND	1295 STATE STREET - MIP C105
	FUND	SPRINGFIELD MA 01111-0001

A	DELAWARE	MLPF&S FOR THE SOLE	1,105,087.349	5.74%
	EXTENDED	BENEFIT OF ITS CUSTOMERS
	DURATION BOND	ATTENTION: FUND ADMIN
	FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
A	DELAWARE	NATIONAL FINANCIAL	2,804,874.159	14.57%
	EXTENDED	SERVICES LLC
	DURATION BOND	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE	PERSHING LLC	1,027,630.558	5.34%
	EXTENDED	1 PERSHING PLAZA
	DURATION BOND	JERSEY CITY NJ 07399-0002
FUND
A	DELAWARE	FIRST STATE TRUST COMPANY	1,677,185.974	8.71%
	EXTENDED	DELAWARE CORPORATE
	DURATION BOND	CENTER I
	FUND	1 RIGHTER PARKWAY STE 120
WLIMINGTON DE 19803
A	DELAWARE	DCGT TTEE	1,845,238.851	9.58%
	EXTENDED	CUST FBO PLIC VARIOUS
	DURATION BOND	RETIREMENT PLANS OMNIBUS
	FUND	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
C	DELAWARE	AMERICAN ENTERPRISE	193,198.812	8.85%
	EXTENDED	INVESTMENT SVC
	DURATION BOND	707 2ND AVE SOUTH
	FUND	MINNEAPOLIS MN 55402-2405
C	DELAWARE	CHARLES SCHWAB & CO INC	145,649.580	6.67%
	EXTENDED	SPEC CUSTODY ACCT FOR THE
	DURATION BOND	EXCL BNFT OF CUSTS
	FUND	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-
1905
C	DELAWARE	LPL FINANCIAL	141,796.566	6.50%
	EXTENDED	OMNIBUS CUSTOMER
	DURATION BOND	ACCOUNT
	FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
C	DELAWARE	MLPF&S FOR THE SOLE	290,164.176	13.29%
	EXTENDED	BENEFIT OF ITS CUSTOMERS
	DURATION BOND	ATTENTION: FUND ADMIN
	FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246

C	DELAWARE	MORGAN STANLEY SMITH	238,459.714	10.92%
	EXTENDED	BARNEY LLC
	DURATION BOND	FOR THE EXCLUSIVE
	FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
C	DELAWARE	NATIONAL FINANCIAL	362,916.209	16.63%
	EXTENDED	SERVICES LLC
	DURATION BOND	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
C	DELAWARE	PERSHING LLC	220,157.161	10.09%
	EXTENDED	1 PERSHING PLAZA
	DURATION BOND	JERSEY CITY NJ 07399-0002
FUND
C	DELAWARE	WELLS FARGO CLEARING SVCS	294,516.098	13.49%
	EXTENDED	LLC
	DURATION BOND	SPECIAL CUSTODY ACCT FOR
	FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
I	DELAWARE	MASSACHUSETTS MUTUAL LIFE	5,070,777.334	7.53%
	EXTENDED	INS CO
	DURATION BOND	1295 STATE STREET - MIP C105
	FUND	SPRINGFIELD MA 01111-0001
I	DELAWARE	MAC & CO	3,939,692.851	5.85%
	EXTENDED	ATTN MUTUAL FUND OPS
	DURATION BOND	500 GRANT STREET - ROOM
	FUND	151-1010
PITTSBURGH PA 15258
I	DELAWARE	CHARLES SCHWAB & CO INC	6,817,926.645	10.13%
	EXTENDED	SPEC CUSTODY ACCT FOR THE
	DURATION BOND	EXCL BNFT OF CUSTS
	FUND	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-
1905
I	DELAWARE	NATIONAL FINANCIAL	12,132,833.402	18.02%
	EXTENDED	SERVICES LLC
	DURATION BOND	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
I	DELAWARE	TD AMERITRADE	3,767,797.352	5.60%
	EXTENDED	FBO THE AMERICAN SOCIETY
	DURATION BOND	OF MECHANICAL ENGINEERS
	FUND	PENSION TRUST UA MAR
WILLIAM GAROFALO TR
LITTLE FALLS NJ 07424

I	DELAWARE	DCGT TTEE	8,766,650.610	13.02%
	EXTENDED	CUST FBO PLIC VARIOUS
	DURATION BOND	RETIREMENT PLANS OMNIBUS
	FUND	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
R	DELAWARE	MASSACHUSETTS MUTUAL LIFE	129,718.194	7.01%
	EXTENDED	INSURANCE COMPANY
	DURATION BOND	1295 STATE STREET - MIP C105
	FUND	SPRINGFIELD MA 01111-0001
R	DELAWARE	MASSACHUSETTS MUTUAL LIFE	202,473.697	10.94%
	EXTENDED	INSURANCE COMPANY
	DURATION BOND	1295 STATE STREET - MIP M200-
	FUND	INVST
SPRINGFIELD MA 01111
R	DELAWARE	HARTFORD LIFE INSURANCE	356,659.773	19.26%
	EXTENDED	CO
	DURATION BOND	SEPARATE ACCOUNTS
	FUND	ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999
R	DELAWARE	VOYA RETIREMENT INSURANCE	414,863.178	22.41%
	EXTENDED	AND ANNUITY COMPANY
	DURATION BOND	1 ORANGE WAY
	FUND	WINDSOR CT 06095-4773
R	DELAWARE	DCGT TTEE	210,364.098	11.36%
	EXTENDED	CUST FBO PLIC VARIOUS
	DURATION BOND	RETIREMENT PLANS OMNIBUS
	FUND	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
R6	DELAWARE	WELLS FARGO BANK NA	624,336.769	8.81%
	EXTENDED	FBO TORO COMPANY WHEEL
	DURATION BOND	HORSE RETIREMENT PLAN
	FUND	PO BOX 1533
MINNEAPOLIS MN 55480
R6	DELAWARE	JOHN HANCOCK TRUST	6,387,579.568	90.18%
	EXTENDED	COMPANY LLC
	DURATION BOND	690 CANTON ST SUITE 100
	FUND	WESTWOOD MA 02090
A	DELAWARE	CHARLES SCHWAB & CO INC	378,166.919	7.83%
	FLOATING RATE	SPEC CUSTODY ACCT FOR THE
	FUND	EXCL BNFT OF CUSTS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-
1905

A	DELAWARE	LPL FINANCIAL	580,358.924	12.01%
	FLOATING RATE	OMNIBUS CUSTOMER
	FUND	ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
A	DELAWARE	MLPF&S FOR THE SOLE	722,437.313	14.95%
	FLOATING RATE	BENEFIT OF ITS CUSTOMERS
	FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
A	DELAWARE	MORGAN STANLEY SMITH	379,909.632	7.86%
	FLOATING RATE	BARNEY LLC
	FUND	FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004
A	DELAWARE	NATIONAL FINANCIAL	864,518.186	17.89%
	FLOATING RATE	SERVICES LLC
	FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
A	DELAWARE	PERSHING LLC	315,168.060	6.52%
	FLOATING RATE	1 PERSHING PLAZA
	FUND	JERSEY CITY NJ 07399-0002
A	DELAWARE	UBS WM USA	335,775.107	6.95%
	FLOATING RATE	SPEC CDY A/C EXL BEN
	FUND	CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086
C	DELAWARE	LPL FINANCIAL	160,352.548	5.06%
	FLOATING RATE	OMNIBUS CUSTOMER
	FUND	ACCOUNT
		ATTN LINDSAY OTOOLE
		4707 EXECUTIVE DRIVE
		SAN DIEGO CA 92121
C	DELAWARE	MLPF&S FOR THE SOLE	647,233.509	20.41%
	FLOATING RATE	BENEFIT OF ITS CUSTOMERS
	FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
C	DELAWARE	MORGAN STANLEY SMITH	323,120.742	10.19%
	FLOATING RATE	BARNEY LLC
	FUND	FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004

C	DELAWARE	NATIONAL FINANCIAL	258,489.774	8.15%
	FLOATING RATE	SERVICES LLC
	FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
C	DELAWARE	RAYMOND JAMES	419,382.862	13.23%
	FLOATING RATE	OMNIBUS FOR MUTUAL FUNDS
	FUND	ATTN COURTNEY WALLER
		880 CARILLON PARKWAY
		ST PETERSBURG FL 33713
C	DELAWARE	UBS WM USA	262,786.960	8.29%
	FLOATING RATE	SPEC CDY A/C EXL BEN
	FUND	CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086
C	DELAWARE	WELLS FARGO CLEARING SVCS	629,601.968	19.86%
	FLOATING RATE	LLC
	FUND	SPECIAL CUSTODY ACCT FOR
		THE EXCLUSIVE BENEFIT OF
		CUSTOMER
		2801 MARKET ST
		SAINT LOUIS MO 63103-2523
I	DELAWARE	CHARLES SCHWAB & CO INC	679,314.725	6.35%
	FLOATING RATE	SPEC CUSTODY ACCT FOR THE
	FUND	EXCL BNFT OF CUSTS
		ATTN MUTUAL FUNDS
		211 MAIN ST
		SAN FRANCISCO CA 94105-
		1905
I	DELAWARE	MLPF&S FOR THE SOLE	1,200,380.525	11.23%
	FLOATING RATE	BENEFIT OF ITS CUSTOMERS
	FUND	ATTENTION: FUND ADMIN
		4800 DEER LAKE DR E FL2
		JACKSONVILLE FL 32246
I	DELAWARE	MORGAN STANLEY SMITH	3,633,052.114	33.98%
	FLOATING RATE	BARNEY LLC
	FUND	FOR THE EXCLUSIVE
		BENEFIT OF ITS CUSTOMERS
		1 NEW YORK PLAZA FL 12
		NEW YORK NY 10004
I	DELAWARE	NATIONAL FINANCIAL	1,137,766.648	10.64%
	FLOATING RATE	SERVICES LLC
	FUND	FBO OUR CUSTOMERS
		ATTN MUTUAL FUNDS
		DEPARTMENT
		499 WASHINGTON BLVD FL4
		JERSEY CITY NJ 07310
I	DELAWARE	UBS WM USA	1,235,199.873	11.55%
	FLOATING RATE	SPEC CDY A/C EXL BEN
	FUND	CUSTOMERS OF UBSFSI
		1000 HARBOR BLVD
		WEEHAWKEN NJ 07086

I	DELAWARE	WELLS FARGO CLEARING SVCS	858,714.664	8.03%
	FLOATING RATE	LLC
	FUND	SPECIAL CUSTODY ACCT FOR
THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
R	DELAWARE	MACQUARIE MANAGEMENT	737.250	10.10%
	FLOATING RATE	HOLDINGS INC
	FUND	C/O RICK SALUS
2005 MARKET ST
PHILADELPHIA PA 19103-7028
R	DELAWARE	PERSHING LLC	5,355.653	73.34%
	FLOATING RATE	1 PERSHING PLAZA
	FUND	JERSEY CITY NJ 07399-0002
R	DELAWARE	PAI TRUST COMPANY INC.	1,030.864	14.12%
	FLOATING RATE	HAZEL FARMERS ELEVATOR
	FUND	401(K) PROFIT SHARING PLAN
1300 ENTERPRISE DRIVE
DE PERE WI 54115
A	DELAWARE HIGH-	CHARLES SCHWAB & CO INC	1,683,228.145	5.14%
	YIELD	SPEC CUSTODY ACCT FOR THE
	OPPORTUNITIES	EXCL BNFT OF CUSTS
	FUND	ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-
1905
A	DELAWARE HIGH-	LPL FINANCIAL	1,705,421.359	5.21%
	YIELD	OMNIBUS CUSTOMER
	OPPORTUNITIES	ACCOUNT
	FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
A	DELAWARE HIGH-	NATIONAL FINANCIAL	4,398,927.908	13.43%
	YIELD	SERVICES LLC
	OPPORTUNITIES	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE HIGH-	PERSHING LLC	2,081,165.986	6.35%
	YIELD	1 PERSHING PLAZA
	OPPORTUNITIES	JERSEY CITY NJ 07399-0002
FUND
A	DELAWARE HIGH-	WELLS FARGO CLEARING SVCS	2,589,146.439	7.90%
	YIELD	LLC
	OPPORTUNITIES	SPECIAL CUSTODY ACCT FOR
	FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

C	DELAWARE HIGH-	AMERICAN ENTERPRISE	362,605.775	6.23%
	YIELD	INVESTMENT SVC
	OPPORTUNITIES	707 2ND AVE SOUTH
	FUND	MINNEAPOLIS MN 55402-2405
C	DELAWARE HIGH-	LPL FINANCIAL	1,120,636.247	19.27%
	YIELD	OMNIBUS CUSTOMER
	OPPORTUNITIES	ACCOUNT
	FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
C	DELAWARE HIGH-	MORGAN STANLEY SMITH	407,124.108	7.00%
	YIELD	BARNEY LLC
	OPPORTUNITIES	FOR THE EXCLUSIVE
	FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
C	DELAWARE HIGH-	NATIONAL FINANCIAL	1,237,519.202	21.28%
	YIELD	SERVICES LLC
	OPPORTUNITIES	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
C	DELAWARE HIGH-	PERSHING LLC	315,975.599	5.43%
	YIELD	1 PERSHING PLAZA
	OPPORTUNITIES	JERSEY CITY NJ 07399-0002
FUND
C	DELAWARE HIGH-	RAYMOND JAMES	452,521.350	7.78%
	YIELD	OMNIBUS FOR MUTUAL FUNDS
	OPPORTUNITIES	ATTN COURTNEY WALLER
	FUND	880 CARILLON PARKWAY
ST PETERSBURG FL 33713
C	DELAWARE HIGH-	WELLS FARGO CLEARING SVCS	799,368.395	13.74%
	YIELD	LLC
	OPPORTUNITIES	SPECIAL CUSTODY ACCT FOR
	FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
I	DELAWARE HIGH-	LPL FINANCIAL	1,268,028.111	10.56%
	YIELD	OMNIBUS CUSTOMER
	OPPORTUNITIES	ACCOUNT
	FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
I	DELAWARE HIGH-	MORGAN STANLEY SMITH	722,629.421	6.02%
	YIELD	BARNEY LLC
	OPPORTUNITIES	FOR THE EXCLUSIVE
	FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004

I	DELAWARE HIGH-	NATIONAL FINANCIAL	1,832,738.524	15.27%
	YIELD	SERVICES LLC
	OPPORTUNITIES	FBO OUR CUSTOMERS
	FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
I	DELAWARE HIGH-	UBS WM USA	1,841,929.017	15.34%
	YIELD	SPEC CDY A/C EXL BEN
	OPPORTUNITIES	CUSTOMERS OF UBSFSI
	FUND	1000 HARBOR BLVD
WEEHAWKEN NJ 07086
I	DELAWARE HIGH-	WELLS FARGO CLEARING SVCS	805,425.679	6.71%
	YIELD	LLC
	OPPORTUNITIES	SPECIAL CUSTODY ACCT FOR
	FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
I	DELAWARE HIGH-	LINCOLN RETIREMENT	700,150.037	5.83%
	YIELD	SERVICES CO
	OPPORTUNITIES	FBO MMH INC RETIREMENT
	FUND	PLAN
P.O. BOX 7876
FORT WAYNE IN 46801-7876
R	DELAWARE HIGH-	MLPF&S FOR THE SOLE	170,774.477	13.32%
	YIELD	BENEFIT OF ITS CUSTOMERS
	OPPORTUNITIES	ATTENTION: FUND ADMIN
	FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
R	DELAWARE HIGH-	VOYA RETIREMENT INSURANCE	214,213.571	16.71%
	YIELD	AND ANNUITY COMPANY
	OPPORTUNITIES	1 ORANGE WAY
	FUND	WINDSOR CT 06095-4773
R	DELAWARE HIGH-	DCGT TTEE	79,660.811	6.21%
	YIELD	CUST FBO PLIC VARIOUS
	OPPORTUNITIES	RETIREMENT PLANS OMNIBUS
	FUND	ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392
A	DELAWARE	LPL FINANCIAL	987,766.696	5.75%
	LIMITED-TERM	OMNIBUS CUSTOMER
	DIVERSIFIED	ACCOUNT
	INCOME FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
A	DELAWARE	MLPF&S FOR THE SOLE	1,559,424.413	9.08%
	LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
	DIVERSIFIED	ATTENTION: FUND ADMIN
	INCOME FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246

A	DELAWARE	MORGAN STANLEY SMITH	1,767,562.995	10.29%
	LIMITED-TERM	BARNEY LLC
	DIVERSIFIED	FOR THE EXCLUSIVE
	INCOME FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
A	DELAWARE	NATIONAL FINANCIAL	1,871,670.120	10.90%
	LIMITED-TERM	SERVICES LLC
	DIVERSIFIED	FBO OUR CUSTOMERS
	INCOME FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
A	DELAWARE	UBS WM USA	1,189,501.867	6.93%
	LIMITED-TERM	SPEC CDY A/C EXL BEN
	DIVERSIFIED	CUSTOMERS OF UBSFSI
	INCOME FUND	1000 HARBOR BLVD
WEEHAWKEN NJ 07086
A	DELAWARE	WELLS FARGO CLEARING SVCS	1,550,463.954	9.03%
	LIMITED-TERM	LLC
	DIVERSIFIED	SPECIAL CUSTODY ACCT FOR
	INCOME FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
C	DELAWARE	MLPF&S FOR THE SOLE	1,151,101.092	17.86%
	LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
	DIVERSIFIED	ATTENTION: FUND ADMIN
	INCOME FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
C	DELAWARE	MORGAN STANLEY SMITH	912,868.897	14.17%
	LIMITED-TERM	BARNEY LLC
	DIVERSIFIED	FOR THE EXCLUSIVE
	INCOME FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
C	DELAWARE	NATIONAL FINANCIAL	653,892.791	10.15%
	LIMITED-TERM	SERVICES LLC
	DIVERSIFIED	FBO OUR CUSTOMERS
	INCOME FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
C	DELAWARE	UBS WM USA	981,900.388	15.24%
	LIMITED-TERM	SPEC CDY A/C EXL BEN
	DIVERSIFIED	CUSTOMERS OF UBSFSI
	INCOME FUND	1000 HARBOR BLVD
WEEHAWKEN NJ 07086
C	DELAWARE	WELLS FARGO CLEARING SVCS	1,276,071.650	19.80%
	LIMITED-TERM	LLC
	DIVERSIFIED	SPECIAL CUSTODY ACCT FOR
	INCOME FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

I	DELAWARE	LPL FINANCIAL	3,888,150.669	11.88%
	LIMITED-TERM	OMNIBUS CUSTOMER
	DIVERSIFIED	ACCOUNT
	INCOME FUND	ATTN LINDSAY OTOOLE
4707 EXECUTIVE DRIVE
SAN DIEGO CA 92121
I	DELAWARE	MLPF&S FOR THE SOLE	5,090,167.105	15.55%
	LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
	DIVERSIFIED	ATTENTION: FUND ADMIN
	INCOME FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
I	DELAWARE	MORGAN STANLEY SMITH	3,350,343.794	10.24%
	LIMITED-TERM	BARNEY LLC
	DIVERSIFIED	FOR THE EXCLUSIVE
	INCOME FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004
I	DELAWARE	NATIONAL FINANCIAL	3,454,772.600	10.56%
	LIMITED-TERM	SERVICES LLC
	DIVERSIFIED	FBO OUR CUSTOMERS
	INCOME FUND	ATTN MUTUAL FUNDS
DEPARTMENT
499 WASHINGTON BLVD FL4
JERSEY CITY NJ 07310
I	DELAWARE	RAYMOND JAMES	3,281,801.143	10.03%
	LIMITED-TERM	OMNIBUS FOR MUTUAL FUNDS
	DIVERSIFIED	ATTN COURTNEY WALLER
	INCOME FUND	880 CARILLON PARKWAY
ST PETERSBURG FL 33713
I	DELAWARE	UBS WM USA	8,271,053.275	25.27%
	LIMITED-TERM	SPEC CDY A/C EXL BEN
	DIVERSIFIED	CUSTOMERS OF UBSFSI
	INCOME FUND	1000 HARBOR BLVD
WEEHAWKEN NJ 07086
I	DELAWARE	WELLS FARGO CLEARING SVCS	1,662,429.207	5.08%
	LIMITED-TERM	LLC
	DIVERSIFIED	SPECIAL CUSTODY ACCT FOR
	INCOME FUND	THE EXCLUSIVE BENEFIT OF
CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523
R	DELAWARE	MLPF&S FOR THE SOLE	94,278.260	35.67%
	LIMITED-TERM	BENEFIT OF ITS CUSTOMERS
	DIVERSIFIED	ATTENTION: FUND ADMIN
	INCOME FUND	4800 DEER LAKE DR E FL2
JACKSONVILLE FL 32246
R	DELAWARE	MORGAN STANLEY SMITH	15,458.757	5.85%
	LIMITED-TERM	BARNEY LLC
	DIVERSIFIED	FOR THE EXCLUSIVE
	INCOME FUND	BENEFIT OF ITS CUSTOMERS
1 NEW YORK PLAZA FL 12
NEW YORK NY 10004

R	DELAWARE	MID ATLANTIC TRUST	52,616.024	19.91%
	LIMITED-TERM	COMPANY
	DIVERSIFIED	FBO MILAN SUPPLY COMPANY
	INCOME FUND	1251 WATERFRONT PLACE STE
525
PITTSBURGH PA 15222
R	DELAWARE	LINCOLN NATIONAL LIFE	27,348.079	10.35%
	LIMITED-TERM	INSURANCE COMPANY
	DIVERSIFIED	1300 S CLINTON ST
	INCOME FUND	FORT WAYNE IN 46802
R6	DELAWARE	LINCOLN RETIREMENT	164,812.875	52.43%
	LIMITED-TERM	SERVICES CO
	DIVERSIFIED	FBO MACQUARIE HOLDINGS
	INCOME FUND	USA INC 401A
PO BOX 7876
FORT WAYNE IN 46801-7876
R6	DELAWARE	JOHN HANCOCK TRUST	126,124.514	40.12%
	LIMITED-TERM	COMPANY LLC
	DIVERSIFIED	690 CANTON ST SUITE 100
	INCOME FUND	WESTWOOD MA 02090
R6	DELAWARE	LINCOLN RETIREMENT	21,087.635	6.71%
	LIMITED-TERM	SERVICES CO
	DIVERSIFIED	FBO MMH INC EMPLOYEES
	INCOME FUND	SAVINGS & 401K PLAN
PO BOX 7876
FORT WAYNE IN 46801

DELAWARE GROUP® ADVISER FUNDS

DELAWARE DIVERSIFIED INCOME FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Diversified Income Fund (the “Fund”), a series of Delaware Group Adviser Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 3, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GOVERNMENT FUND

DELAWARE EMERGING MARKETS DEBT FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Emerging Markets Debt Fund (the “Fund”), a series of Delaware Group Government Fund (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® GOVERNMENT FUND

DELAWARE STRATEGIC INCOME FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Strategic Income Fund (the “Fund”), a series of Delaware Group Government Fund (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® INCOME FUNDS

DELAWARE CORPORATE BOND FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Corporate Bond Fund (the “Fund”), a series of Delaware Group Income Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® INCOME FUNDS

DELAWARE EXTENDED DURATION BOND FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Extended Duration Bond Fund (the “Fund”), a series of Delaware Group Income Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® INCOME FUNDS

DELAWARE FLOATING RATE FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Floating Rate Fund (the “Fund”), a series of Delaware Group Income Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® INCOME FUNDS

DELAWARE HIGH-YIELD OPPORTUNITIES FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware High-Yield Opportunities Fund (the “Fund”), a series of Delaware Group Income Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF INTERNET AVAILABILITY
OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Delaware Limited-Term Diversified Income Fund (the “Fund”), a series of Delaware Group Limited-Term Government Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at: delawarefunds.com/literature.

The Joint Information Statement details the approval of sub-advisors, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), to provide certain sub-advisory services to the Fund. A more detailed description of MIMAK, MIMEL, and MIMGL and their businesses, information about the sub-advisory agreements with MIMAK, MIMEL, and MIMGL, and the reasons the Board of Trustees (the “Board”) of the Trust approved MIMAK, MIMEL, and MIMGL as sub-advisors, are included in the Joint Information Statement. MIMAK, MIMEL, and MIMGL are affiliates of Delaware Management Company (the “Manager”), the investment manager to each series of the Trust, including the Fund.

The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Joint Information Statement is being mailed beginning on or about June 28, 2019 to shareholders of record of the Fund as of June 13, 2019. The full Joint Information Statement is available on the Fund’s website at delawarefunds.com/literature on or about June 28, 2019 until at least Dec. 31, 2019. A paper or e-mail copy of the full Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or calling the Delaware Funds® by Macquarie Service Center at 800 523-1918.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.